COLUMBIA GROWTH FUND, INC.

     Supplement to Statement of Additional Information dated January 1, 2004


         The chart on page 14 of the Statement of Additional Information is revised to replace the 10% limitation of the Columbia Growth Fund in the purchase of Foreign Equities and ADRs, GDRs and NASDAQ-listed foreign securities with a 25% limitation.


COL-35/951R-0504                                                    May 21, 2004